                                                                    EXHIBIT 99.2

CASE NAME:        KEVCO MANAGEMENT, INC.                           ACCRUAL BASIS

CASE NUMBER:      401-40788-BJH-11

JUDGE:            BARBARA J. HOUSER


                         UNITED STATES BANKRUPTCY COURT

                           NORTHERN DISTRICT OF TEXAS
                           --------             -----

                               FORT WORTH DIVISION
                               ----------

                            MONTHLY OPERATING REPORT

                           MONTH ENDING: JULY 31, 2002
                                         -------------


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS - 1 THROUGH ACCRUAL BASIS - 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ WILFORD S. SIMPSON                                        TREASURER
---------------------------------------               --------------------------
Original Signature of Responsible Party                         Title

WILFORD W. SIMPSON                                         AUGUST 23, 2002
---------------------------------------               --------------------------
Printed Name of Responsible Party                                Date


PREPARER:

/s/ DENNIS S. FAULKNER                                  ACCOUNTANT FOR DEBTOR
---------------------------------------               --------------------------
Original Signature of Preparer                                  Title

DENNIS S. FAULKNER                                         AUGUST 23, 2002
---------------------------------------               --------------------------
Printed Name of Preparer                                         Date

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 1

CASE NUMBER:      401-40788-BJH-11

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED            MONTH
ASSETS                                                        AMOUNT             JUL-02               MONTH               MONTH
------                                                      ------------       ------------        ------------        ------------
1.  Unrestricted Cash (FOOTNOTE)                               6,557,974          2,999,988
2.  Restricted Cash (FOOTNOTE)                                                    2,022,461
3.  Total Cash                                                 6,557,974          5,022,449
4.  Accounts Receivable (Net) (FOOTNOTE)                                            300,000
5.  Inventory
6.  Notes Receivable
7.  Prepaid Expenses (FOOTNOTE)                                3,450,681            238,142
8.  Other (Attach List)                                          263,606                  0
9.  Total Current Assets                                      10,272,261          5,560,591
10. Property, Plant & Equipment                                3,285,885                  0
11. Less: Accumulated Depreciation/Depletion                  (1,753,163)                 0
12. Net Property, Plant & Equipment                            1,532,722                  0
13. Due From Insiders
14. Other Assets - Net of Amortization (Attach List)              36,082                  0
15. Other (Attach List) (FOOTNOTE)                           153,399,371         39,971,438
16. Total Assets                                             165,240,436         45,532,029

POST PETITION LIABILITIES

17. Accounts Payable
18. Taxes Payable
19. Notes Payable
20. Professional Fees
21. Secured Debt
22. Other (Attach List) (FOOTNOTE)                                                1,680,378
23. Total Post Petition Liabilities                                               1,680,378

PRE PETITION LIABILITIES

24. Secured Debt (FOOTNOTE)                                   75,885,064         13,945,516
25. Priority Debt (FOOTNOTE)                                     200,832                  0
26. Unsecured Debt                                             1,779,701          1,377,554
27. Other (Attach List)                                      242,243,558        171,795,019
28. Total Pre Petition Liabilities                           320,109,155        187,118,089
29. Total Liabilities                                        320,109,155        188,798,467

EQUITY

30. Pre Petition Owners' Equity                                                (154,868,719)
31. Post Petition Cumulative Profit Or (Loss)                                    (6,198,323)
32. Direct Charges To Equity (Attach Explanation FOOTNOTE)                       17,800,604
33. Total Equity                                                               (143,266,438)
34. Total Liabilities and Equity                                                 45,532,029

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                         SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 1

COMPARATIVE BALANCE SHEET

                                                             SCHEDULED             MONTH
ASSETS                                                         AMOUNT             JUL-02              MONTH               MONTH
------                                                      ------------       ------------        ------------        ------------
A.  Security Deposit                                               8,794                  0
B.  Cash Surrender Value: Life Ins.                              254,812                  0
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 8                                     263,606                  0

A.  Organizational Costs                                          36,082                  0
B.
C.
D.
E.
TOTAL OTHER ASSETS NET OF AMORTIZATION -  LINE 14                 36,082                  0

A.  Intercompany Receivables                                 113,743,558                  0
B.  Intercompany Royalties                                    39,655,813         39,971,438
C.
D.
E.
TOTAL OTHER ASSETS -  LINE 15                                153,399,371         39,971,438

POST PETITION LIABILITIES

A.  Accrued Liabilities Other                                                       348,628
B.  Deferred Compensation                                                           960,371
C.  Accrued Health Claims                                                           371,379
D.
E.
F.
G.
TOTAL OTHER POST PETITION LIABILITIES -  LINE 22                                  1,680,378

PRE PETITION LIABILITIES

A.  Intercompany Payables (FOOTNOTE)                         113,743,558         43,295,019
B.  10 3/8% Senior Sub. Notes                                105,000,000        105,000,000
C.  Sr. Sub. Exchangeable Notes                               23,500,000         23,500,000
D.
E.
TOTAL OTHER PRE PETITION LIABILITIES -  LINE 27              242,243,558        171,795,019

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 2

CASE NUMBER:      401-40788-BJH-11


INCOME STATEMENT

                                                                MONTH                                                    QUARTER
REVENUES                                                       JUL-02             MONTH               MONTH               TOTAL
--------                                                    ------------       ------------        ------------        ------------
1.  Gross Revenues                                                                                                                0
2.  Less: Returns & Discounts                                                                                                     0
3.  Net Revenue                                                        0                                                          0

COST OF GOODS SOLD

4.  Material                                                                                                                      0
5.  Direct Labor                                                                                                                  0
6.  Direct Overhead                                                                                                               0
7.  Total Cost Of Goods Sold                                           0                                                          0
8.  Gross Profit                                                       0                                                          0

OPERATING EXPENSES

9.  Officer / Insider Compensation                                12,771                                                     12,771
10. Selling & Marketing                                                                                                           0
11. General & Administrative                                         471                                                        471
12. Rent & Lease                                                   5,020                                                      5,020
13. Other (Attach List)                                           10,279                                                     10,279
14. Total Operating Expenses                                      28,541                                                     28,541
15. Income Before Non-Operating
    Income & Expense                                             (28,541)                                                   (28,541)

OTHER INCOME & EXPENSES

16. Non-Operating Income (Att List)                               15,890                                                     15,890
17. Non-Operating Expense (Att List)                                   0                                                          0
18. Interest Expense                                                                                                              0
19. Depreciation / Depletion                                                                                                      0
20. Amortization                                                                                                                  0
21. Other (Attach List)                                                                                                           0
22. Net Other Income & Expenses                                   15,890                                                     15,890

REORGANIZATION EXPENSES

23. Professional Fees                                                                                                             0
24. U.S. Trustee Fees                                              7,250                                                      7,250
25. Other (Attach List)                                                                                                           0
26. Total Reorganization Expenses                                  7,250                                                      7,250
27. Income Tax                                                                                                                    0
28. Net Profit (Loss)                                            (19,901)                                                   (19,901)

This form ___ does _x_ does not have related footnotes on Footnotes Supplement.

CASE NAME:        KEVCO MANAGEMENT, INC.                         SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 2

INCOME STATEMENT

                                                                MONTH                                                    QUARTER
OPERATING EXPENSES                                             JUL-02             MONTH               MONTH               TOTAL
------------------                                          ------------       ------------        ------------        ------------
A.Utilities & Telephone                                              428                                                        428
B.Payroll Taxes                                                    4,788                                                      4,788
C.Bank Fees                                                        1,270                                                      1,270
D.Insurance                                                          844                                                        844
E.Bowne of Dallas                                                  2,949                                                      2,949
TOTAL OTHER OPERATING EXPENSES - LINE 13                          10,279                                                     10,279

OTHER INCOME & EXPENSES

A.Interest Income                                                  5,678                                                      5,678
B.Tax Refund                                                       4,991                                                      4,991
C.Adj. To Property Tax Accrual                                     5,221                                                      5,221
D.
E.
TOTAL NON-OPERATING INCOME - LINE 16                              15,890                                                     15,890

A.                                                                                                                                0
B.                                                                                                                                0
C.                                                                                                                                0
D.                                                                                                                                0
E.                                                                                                                                0
TOTAL NON-OPERATING EXPENSE - LINE 17                                  0                                                          0

REORGANIZATION EXPENSES

A.                                                                                                                                0
B.                                                                                                                                0
C.                                                                                                                                0
D.                                                                                                                                0
E.                                                                                                                                0
TOTAL OTHER REORGANIZATION EXPENSES - LINE 25                          0                                                          0

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 3

CASE NUMBER:      401-40788-BJH-11

CASH RECEIPTS AND                                               MONTH                                                    QUARTER
DISBURSEMENTS                                                  JUL-02             MONTH               MONTH               TOTAL
------------------                                          ------------       ------------        ------------        ------------
1.  Cash - Beginning Of Month                               SEE ATTACHED SUPPLEMENT AND FOOTNOTE

RECEIPTS FROM OPERATIONS

2.  Cash Sales                                                                                                                    0

COLLECTION OF ACCOUNTS RECEIVABLE

3.  Pre Petition
4.  Post Petition
5.  Total Operating Receipts                                                                                                      0

NON-OPERATING RECEIPTS

6.  Loans & Advances (Attach List)
7.  Sale of Assets
8.  Other (Attach List)
9.  Total Non-Operating Receipts                                                                                                  0
10. Total Receipts                                                                                                                0
11. Total Cash Available                                                                                                          0

OPERATING DISBURSEMENTS

12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)
26. Total Operating Disbursements                                                                                                 0

REORGANIZATION DISBURSEMENTS

27. Professional Fees
28. U.S. Trustee Fees
29. Other (Attach List)
30. Total Reorganization Expenses
31. Total Disbursements                                                                                                           0
32. Net Cash Flow                                                                                                                 0
33. Cash - End of Month                                                                                                           0

This form  x  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.         SUPPLEMENT TO ACCRUAL BASIS - 3
                                                 JULY, 2002
CASE NUMBER:      401-40788-BJH-11               CASH RECEIPTS AND DISBURSEMENTS

                                                DIST LP       MFG          MGMT        HOLDING      COMP     KEVCO INC     TOTAL
                                               ----------  ----------   ----------   ----------  ----------  ----------  ----------
 1  CASH-BEGINNING OF MONTH                            --          --    5,047,569           --          --          --   5,047,569

      RECEIPTS FROM OPERATIONS

 2  CASH SALES                                         --          --                                                            --
    COLLECTION OF ACCOUNTS RECEIVABLE
 3  PRE PETITION                                       --          --                                                            --
 4  POST PETITION                                                  --                                                            --
 5  TOTAL OPERATING RECEIPTS                           --          --           --           --          --          --          --

      NON OPERATING RECEIPTS

 6  LOANS & ADVANCES                                               --                                                            --
 7  SALE OF ASSETS                                                                                                               --
 8  OTHER                                              --          --       10,670           --          --          --      10,670
      INTERCOMPANY TRANSFERS                          235                     (235)          --                                  --
                  SALE EXPENSE REIMBURSEMENT
                  INCOME TAX REFUND                                          4,991
                  REBATE
                  WORKERS COMP REFUND
                  MISC.                                                                                  --
                  INTEREST INCOME                                  --        5,679

 9  TOTAL NON OPERATING RECEIPTS                      235          --       10,435           --          --          --      10,670

10  TOTAL RECEIPTS                                    235          --       10,435           --          --          --      10,670

11  CASH AVAILABLE                                    235          --    5,058,004           --          --          --   5,058,239

    OPERATING DISBURSEMENTS
12  NET PAYROLL                                                             12,770                                           12,770
13  PAYROLL TAXES PAID                                                       4,788                                            4,788
14  SALES, USE & OTHER TAXES PAID                                  --                                                            --
15  SECURED/RENTAL/LEASES                                          --        5,020                                            5,020
16  UTILITIES                                                      --          428                                              428
17  INSURANCE                                                      --          844                                              844
18  INVENTORY PURCHASES                                            --                                                            --
19  VEHICLE EXPENSE                                                --                                                            --
20  TRAVEL                                                         --                                                            --
21  ENTERTAINMENT                                                  --                                                            --
22  REPAIRS & MAINTENANCE                             235          --                                                           235
23  SUPPLIES                                                       --                                                            --
24  ADVERTISING
25  OTHER                                              --          --        4,455           --          --          --       4,455
              LOAN PAYMENTS                                        --           --                                               --
                FREIGHT                                            --                                                            --
                CONTRACT LABOR                                     --                                                            --
                401 K PAYMENTS                                     --                                                            --
                PAYROLL TAX ADVANCE ADP
                WAGE GARNISHMENTS
                  MISC                                             --        4,455                                            4,455

26  TOTAL OPERATING DISBURSEMENTS                     235          --       28,305           --          --          --      28,540

   REORGANIZATION DISBURSEMENTS
27  PROFESSIONAL FEES                                                                                                            --
28  US TRUSTEE FEES                                                --        7,250                                            7,250
29  OTHER                                                                                                                        --
30  TOTAL REORGANIZATION EXPENSE                       --          --        7,250           --          --          --       7,250

31  TOTAL DISBURSEMENTS                               235          --       35,555           --          --          --      35,790

32  NET CASH FLOW                                      --          --      (25,120)          --          --          --     (25,120)

33  CASH- END OF MONTH                                 --          --    5,022,449           --          --          --   5,022,449

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 4

CASE NUMBER:      401-40788-BJH-11

                                                             SCHEDULED             MONTH
ACCOUNTS RECEIVABLE AGING                                     AMOUNT              JUL-02               MONTH               MONTH
------------------                                          ------------       ------------        ------------        ------------
1.  0 - 30
2.  31 - 60
3.  61 - 90
4.  91 +                                                                            300,000
5.  Total Accounts Receivable                                          0            300,000
6.  (Amount Considered Uncollectible)
7.  Accounts Receivable (Net)  (FOOTNOTE)                              0            300,000

AGING OF POST PETITION                                      MONTH:    JULY-02
TAXES AND PAYABLES                                                 -------------

                                           0 - 30             31 - 60            61 - 90              91 +
TAXES PAYABLE                               DAYS                DAYS               DAYS               DAYS                TOTAL
------------------                      ------------        ------------       ------------        ------------        ------------
1.  Federal                                                                                                                       0
2.  State                                                                                                                         0
3.  Local                                                                                                                         0
4.  Other (See below)                                                                                                             0
5.  Total Taxes Payable                            0                   0                  0                   0                   0
6.  Accounts Payable                                                                                                              0

                                                            MONTH:    JULY-02
STATUS OF POST PETITION TAXES                                      -------------

                                                                                 AMOUNT
                                                           BEGINNING TAX     WITHHELD AND/OR                            ENDING TAX
FEDERAL                                                     LIABILITY *          ACCRUED          (AMOUNT PAID)         LIABILITY
------------------                                          ------------       ------------        ------------        ------------
1.  Withholding **                                                                    4,286              (4,286)                  0
2.  FICA - Employee **                                                                  251                (251)                  0
3.  FICA - Employer **                                                                  251                (251)                  0
4.  Unemployment                                                                          0                   0                   0
5.  Income                                                                                                                        0
6.  Other (Attach List)
7.  Total Federal Taxes                                                0              4,788              (4,788)                  0

STATE AND LOCAL

8.  Withholding                                                                                                                   0
9.  Sales                                                                                                                         0
10. Excise                                                                                                                        0
11. Unemployment                                                                                                                  0
12. Real Property                                                                                                                 0
13. Personal Property                                                                                                             0
14. Other (Attach List)                                                                                                           0
15. Total State And Local                                              0                  0                   0                   0
16. Total Taxes                                                        0              4,788              (4,788)                  0

       * The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

      ** Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.

This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 5

CASE NUMBER:      401-40788-BJH-11

The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

                                                            MONTH:    JULY-02
                                                                   -------------

BANK RECONCILIATIONS                                        Account # 1        Account # 2
--------------------                                     -----------------   ----------------
A.  BANK:                                                 Bank of America    Bank of America      Other Accounts
B.  ACCOUNT NUMBER:                                          1295026976         3751629012         (Attach List)          TOTAL
                                                                             DIP Disbursement
C.  PURPOSE (TYPE):                                      Operating Account       Account

1.  Balance Per Bank Statement                                 1,492,164            138,938           4,835,629           6,466,731
2.  Add: Total Deposits Not Credited                               4,991                                  3,294               8,285
3.  Subtract: Outstanding Checks                                                     (7,490)                  0              (7,490)
4.  Other Reconciling Items                                   (1,318,993)          (126,083)                  0          (1,445,076)
5.  Month End Balance Per Books                                  178,162              5,365           4,838,922           5,022,449
6.  Number of Last Check Written                                N/A                N/A

INVESTMENT ACCOUNTS

                                                               DATE              TYPE OF
BANK, ACCOUNT NAME & NUMBER                                 OF PURCHASE         INSTRUMENT        PURCHASE PRICE      CURRENT VALUE
---------------------------                                 -----------         ----------        --------------      -------------
7.

8.

9.

10. (Attach List)

11. Total Investments                                                                                                             0

CASH

12. Currency On Hand                                                                                                              0
13. Total Cash - End of Month                                                                                             5,022,449

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                         SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 5

                                                            MONTH:    JULY-02
                                                                   -------------

BANK RECONCILIATIONS                                        Account # 3        Account # 4         Account # 5
--------------------                                      ----------------     ------------        ------------
                                                          Bank of America/       Bank of             Bank of
A.  BANK:                                                  Nations Funds         America             America              TOTAL

B.  ACCOUNT NUMBER:                                            846713           3751775241          3750801912          OTHER BANK
                                                          Kevco, Inc. S-T
C.  PURPOSE (TYPE):                                          Investment          Stay Pay          Payroll-Mgmt          ACCOUNTS

1.  Balance Per Bank Statement                                 2,721,002             88,200               3,966           2,813,168
2.  Add: Total Deposits Not Credited                               3,294                                                      3,294
3.  Subtract: Outstanding Checks                                                                                                  0
4.  Other Reconciling Items                                                                                                       0
5.  Month End Balance Per Books                                2,724,296             88,200               3,966           2,816,461
6.  Number of Last Check Written                                N/A                N/A                  N/A

INVESTMENT ACCOUNTS

                                                              DATE OF            TYPE OF
BANK, ACCOUNT NAME & NUMBER                                   PURCHASE          INSTRUMENT        PURCHASE PRICE      CURRENT VALUE
---------------------------                                 -----------         ----------        --------------      -------------
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                                                         0

CASE NAME:        KEVCO MANAGEMENT, INC.                       2ND SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 5

                                                            MONTH:    JULY-02
                                                                   -------------

BANK RECONCILIATIONS                                        Account # 6
--------------------                                      ---------------
A.  BANK:                                                 Bank of America                                                 TOTAL

B.  ACCOUNT NUMBER:                                          3751930222                                                 OTHER BANK
                                                             RESTRICTED
C.  PURPOSE (TYPE):                                            FUNDS                                                     ACCOUNTS

1.  Balance Per Bank Statement                                 2,022,461                                                  2,022,461
2.  Add: Total Deposits Not Credited                                                                                              0
3.  Subtract: Outstanding Checks                                                                                                  0
4.  Other Reconciling Items                                                                                                       0
5.  Month End Balance Per Books                                2,022,461                                                  2,022,461
6.  Number of Last Check Written                                N/A

INVESTMENT ACCOUNTS

                                                              DATE OF            TYPE OF
BANK, ACCOUNT NAME & NUMBER                                   PURCHASE          INSTRUMENT        PURCHASE PRICE      CURRENT VALUE
---------------------------                                 -----------         ----------        --------------      -------------
A.
B.
C.
D.
TOTAL OTHER INVESTMENT ACCOUNTS - LINE 10                                                                                         0

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 6

CASE NUMBER:      401-40788-BJH-11

                                                            MONTH:    JULY-02
                                                                   -------------
PAYMENTS TO INSIDERS AND PROFESSIONALS

Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) - (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. sa)

                                    INSIDERS

                                          TYPE OF              AMOUNT           TOTAL PAID
      NAME                                PAYMENT               PAID             TO DATE
    --------                            --------------      ------------       ------------
1.  Sharon Romere                       Expense Reimb.                                1,949
2.  Joe Tomczak                         Expense Reimb.                                  626
3.  John Wittig                         Expense Reimb.                                  263
4.  Sharon Romere                       Payroll                                     126,246
5.  Joe Tomczak                         Payroll                                     177,884
6.  John Wittig                         Payroll                                     144,039
7.  Wil Simpson                         Payroll                   12,771            259,068
    Other (see attached)                                               0            132,293
8.  Total Payments To Insiders                                    12,771            842,368

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                                       TOTAL
                                        AUTHORIZING            AMOUNT                               TOTAL PAID           INCURRED
      NAME                                PAYMENT             APPROVED         AMOUNT PAID           TO DATE            & UNPAID *
    --------                            ------------        ------------       ------------        ------------        ------------
1.  Haynes and Boone                       3/20/01             1,316,514                              1,316,514
2.  Lain, Faulkner & Co., P.C.             3/20/01               327,594                                327,594
3.  Baker & McKenzie                       3/20/01               480,314                                480,314
4.  Gordion Group                          3/20/01                17,438                                 17,438
5.  (Attach List)                                                202,069                                828,636
6.  Total Payments To Professionals                            2,343,929                  0           2,970,496                   0

      * Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                                                 AMOUNTS               TOTAL
                                                             SCHEDULED             PAID               UNPAID
                                                              MONTHLY             DURING               POST
      NAME OF CREDITOR                                      PAYMENTS DUE          MONTH              PETITION
      ----------------                                      ------------       ------------        ------------
1.  Bank of America                                             N/A                                  13,945,516
2.  Leases Payable                                                                                     none
3.
4.
5.  (Attach List)
6.  TOTAL                                                              0                  0          13,945,516

This form     does  x  does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                         SUPPLEMENT TO

CASE NUMBER:      401-40788-BJH-11                             ACCRUAL BASIS - 6




                                                        MONTH:    JULY-02
PAYMENTS TO INSIDERS AND PROFESSIONALS                         -------------


                                    INSIDERS

                                          TYPE OF              AMOUNT           TOTAL PAID
            NAME                          PAYMENT               PAID             TO DATE
          --------                    ---------------       ------------       ------------
A.  Bill Estes                        Director's Fees                                13,000
B.  Peter McKee                       Director's Fees                                12,000
C.  Richard Nevins                    Director's Fees                                13,000
D.  Wingate Partners                   Management Fee                                89,390
E.  Wingate Partners                   Expense Reimb.                                 3,984
F.  Wil Simpson                        Expense Reimb.                                   919
G.
H.
TOTAL OTHER PAYMENTS TO INSIDERS -  LINE 5                                          132,293

                                  PROFESSIONALS

                                          DATE OF
                                        COURT ORDER                                                                       TOTAL
                                        AUTHORIZING           AMOUNT              AMOUNT            TOTAL PAID          INCURRED &
            NAME                          PAYMENT             APPROVED             PAID               TO DATE            UNPAID *
          --------                      -----------         ------------       ------------        ------------        ------------
A.  Ernst & Young                          3/20/2001              65,764                                 77,715
B.  Mark MacDonald & Assoc.                3/20/2001              49,382                                623,145
C.  David T. Roberts                       3/20/2001              23,960                                 64,813
D.  Barnes & Thornburg                     3/20/2001              62,963                                 62,963
E.
F.
G.
H.
TOTAL OTHER PAYMENTS TO PROFESSIONALS-LINE 5                     202,069                                828,636

      *     Include all fees incurred, both approved and unapproved

       POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE
                              PROTECTION PAYMENTS

                                                             SCHEDULED            AMOUNTS             TOTAL
                                                              MONTHLY               PAID              UNPAID
                                                              PAYMENTS             DURING              POST
      NAME OF CREDITOR                                          DUE                 MONTH            PETITION
      ----------------                                      ------------       ------------        ------------
A.
B.
C.
D.
E.
STATUS OF OTHER CREDITORS - LINE 5

CASE NAME:        KEVCO MANAGEMENT, INC.                       ACCRUAL BASIS - 7

CASE NUMBER:      401-40788-BJH-11
                                                            MONTH:    JULY-02
                                                                   -------------
QUESTIONNAIRE

                                                                                                                YES      NO
                                                                                                                ---      --
1.  Have any Assets been sold or transferred outside the normal course of business this reporting period?                 X

2.  Have any funds been disbursed from any account other than a debtor in possession account?                             X

3.  Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?                      X

4.  Have any payments been made on Pre Petition Liabilities this reporting period?                                        X

5.  Have any Post Petition Loans been received by the debtor from any party?                                              X

6.  Are any Post Petition Payroll Taxes past due?                                                                         X

7.  Are any Post Petition State or Federal Income Taxes past due?                                                         X

8.  Are any Post Petition Real Estate Taxes past due?                                                                     X

9.  Are any other Post Petition Taxes past due?                                                                           X

10. Are any amounts owed to Post Petition creditors delinquent?                                                           X

11. Have any Pre Petition Taxes been paid during the reporting period?                                                    X

12. Are any wage payments past due?                                                                                       X

If the answer to any of the above questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.

See Footnote

INSURANCE

                                                                                                                YES      NO
                                                                                                                ---      --
1.  Are Worker's Compensation, General Liability and other necessary insurance coverages in effect?              X

2.  Are all premium payments paid current?                                                                       X

3.  Please itemize policies below.

If the answer to any of the above questions is "No", or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

                              INSTALLMENT PAYMENTS


TYPE OF POLICY                                CARRIER                         PERIOD COVERED            PAYMENT AMOUNT & FREQUENCY
--------------                                -------                         --------------            --------------------------
Property, General Liability, Auto       Aon Risk Services                     3/1/02--9/1/02            Semi-Annual        $98,598
D&O Liability                           Great American Insurance           11/1/2001-10/31/2004         Annual             $64,657


This form  X  does     does not have related footnotes on Footnotes Supplement.
          ---      ---

CASE NAME:        KEVCO MANAGEMENT, INC.                    FOOTNOTES SUPPLEMENT

CASE NUMBER:      401-40788-BJH-11                          ACCRUAL BASIS

                                                            MONTH:    JULY-02
                                                                   -------------

ACCRUAL
BASIS FORM
NUMBER           LINE NUMBER  FOOTNOTE / EXPLANATION
-------------    -----------  ----------------------
1                    1        Pursuant to the February 12, 2001 Order (1)
3                    1        Authorizing Continued Use of Existing Forms and
                              Records; (2) Authorizing Maintenance of Existing
                              Corporate Bank Accounts and Cash Management
                              System; and (3) Extending Time to Comply with 11
                              U.S.C. Section 345 Investment Guidelines, funds in
                              the Bank of America and Key Bank deposit accounts
                              are swept daily into Kevco's lead account number
                              1295026976. The Bank of America lead account is
                              administered by, and held in the name of Kevco
                              Management Co. Accordingly, all cash receipts and
                              disbursements flow through Kevco Management's Bank
                              of America DIP account. A schedule allocating
                              receipts and disbursements among Kevco, Inc. and
                              its subsidiaries is included in this report as a
                              Supplement to Accrual Basis -3.


1                   2         During May 2002, Kevco Manufacturing, LP and Kevco
                              Distribution, LP sold real property located in
                              Indiana and Georgia. Financial details of the
                              transactions are in the affiliated Debtor Monthly
                              Operating Reports.

1                   4         In September 2001, Liberty Mutual, Debtor's
                              Workman's Compensation carrier, drew $300,000 on a
                              letter of credit issued during 2000. Although
                              Debtor has received a refund of $1,077,239
                              pursuant to a final audit, Liberty Mutual has
                              continued to hold the funds from the letter of
                              credit.


1                   7         Prepaid Expenses consist primarily of professional
                              fee retainers.

1                   15        Intercompany receivables/payables are from/to
1                  27A        co-debtors Kevco Manufacturing, LP (Case No.
7                   3         401-40784-BJH-11), Kevco Distribution, LP (Case
                              No. 401-40789-BJH-11), Kevco Holding, Inc. (Case
                              No. 401-40785-BJH-11), DCM Delaware, Inc. (Case
                              No. 401-40787-BJH-11), Kevco GP, Inc. (Case No.
                              401-40786-BJH-11), Kevco Components, Inc. (Case
                              No. 401-40790-BJH-11), and Kevco, Inc. (Case No.
                              401-40783-BJH-11). Changes in intercompany have
                              not been reflected as post-petition assets and
                              liabilities.

1                   22        The Debtor records on its books accruals for
                              certain liabilities based on historical estimates.
                              While the known creditors were listed on the
                              Debtor's Schedules, the estimated amounts were
                              not. Accordingly, for purposes of this report, the
                              accrued liabilities are reflected as post-petition
                              "Accrued Liabilities."

1                   24        Adjustments to equity are due to secured debt
1                   32        reductions pursuant to the sales of Kevco
                              Manufacturing, LP's operating divisions, the asset
                              sale of the South Region of Kevco Distribution, as
                              well as direct cash payments. The secured debt
                              owed to Bank of America by Kevco, Inc. (Case No.
                              401-40783-BJH-11) has been guaranteed by all of
                              its co-debtors (see Footnote 1,15); therefore, the
                              secured debt is reflected as a liability on all of
                              the Kevco entities. The charge to equity is simply
                              an adjustment to the balance sheet.

1                   25        Pursuant to Order dated February 12, 2001 and
                              Supplemental Order dated March 14, 2001, debtors
                              were authorized to pay pre-petition salaries and
                              wages up to a maximum of $4,300 per employee.
                              Debtors were also (a) allowed to pay accrued
                              vacation to terminated employees and (b) permitted
                              to continue allowing employees to use vacation
                              time as scheduled.